Exhibit 99.1

EverQuote Announces First Quarter 2025 Financial Results

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First Quarter Revenue Growth of 83% Year-Over-Year to $166.6 million
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First Quarter Variable Marketing Dollars Increase of 52% Year-Over-Year to $46.9 million
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Delivers First Quarter Net Income of $8.0 million and Record Adjusted EBITDA of $22.5 million

CAMBRIDGE, Mass., May 5, 2025 (GLOBE NEWSWIRE) -- EverQuote, Inc. (Nasdaq: EVER), a leading online insurance marketplace, today announced financial results for the first quarter ended March 31, 2025.

“2025 is off to a strong start, building on our momentum from last year, and we once again achieved record financial performance across our key financial metrics of revenue, Variable Marketing Dollars or VMD and Adjusted EBITDA,” said Jayme Mendal, CEO of EverQuote. “Our scale and technology are enabling us to build a competitive moat and leverage a data advantage as we extend AI throughout our traffic and distribution systems. We are delivering strong performance to carriers and agents, and they are rewarding us with increased budgets, which supports continued traffic growth. We remain steadfast in our focus to become the leading growth partner for P&C insurance providers.”

“The first quarter marks our fourth consecutive quarter of record revenue and Adjusted EBITDA performance, and we ended the quarter with a strong cash position and no debt outstanding,” said Joseph Sanborn, CFO of EverQuote. “EverQuote remains resilient to macro conditions and is well positioned for continued success as a broad number of carriers are benefiting from healthy combined ratios and are focusing on driving policy growth. Given this favorable environment, we believe that the long-term thesis of insurance advertising spend shifting to digital channels remains firmly intact.”

First Quarter 2025 Highlights:

(Unless otherwise noted, all comparisons are relative to the first quarter of 2024).

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Total revenue grew 83% to $166.6 million.
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Automotive insurance vertical revenue of $152.7 million, an increase of 97%.
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Home and renters insurance vertical revenue of $13.9 million, an increase of 10%.
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VMD grew to $46.9 million, compared to $30.8 million, an increase of 52%.
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GAAP net income of $8.0 million, compared to a GAAP net income of $1.9 million. GAAP net income in Q1 2025 included a non-cash charge of $7.9 million related to divesting the remaining P&C direct-to-consumer agency assets to settle an existing legal matter with the former owners of PolicyFuel, which was acquired in 2021.
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Adjusted EBITDA of $22.5 million, compared to $7.6 million.
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Operating cash flow of $23.3 million, compared to $10.4 million.
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Ended the quarter with $125.0 million in cash and cash equivalents, an increase of 22% from $102.1 million at the end of the fourth quarter of 2024.

Second Quarter 2025 Outlook:

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Revenue of $155.0 - $160.0 million, representing 34% year-over-year growth at the midpoint.
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Variable Marketing Dollars of $45.0 - $47.0 million, representing 26% year-over-year growth at the midpoint.
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Adjusted EBITDA of $20.0 - $22.0 million, representing 62% year-over-year growth at the midpoint.

With respect to the Company’s expectations under “Second Quarter 2025 Outlook” above, the Company has not reconciled the non-GAAP measure Adjusted EBITDA to the GAAP measure net income (loss) in this press release because the Company does not provide guidance for stock-based compensation expense, depreciation and amortization expense, legal settlement expense, interest income, and income taxes on a consistent basis as the Company is unable to quantify these amounts without unreasonable efforts, which would be required to include a reconciliation of Adjusted EBITDA to GAAP net income (loss). In addition, the Company believes such a reconciliation would imply a degree of precision that could be confusing or misleading to investors.

Conference Call and Webcast Information

EverQuote will host a conference call and live webcast to discuss its first quarter 2025 financial results at 4:30 p.m. Eastern Time today, May 5, 2025. To access the conference call, dial Toll Free: +1 (800) 715-9871 for the US, or +1 (646) 307-1963 for international callers, and provide conference ID 4210704. The live webcast and replay will be available on the Investors section of the Company’s website at https://investors.everquote.com.

Safe Harbor Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company's annual report on Form 10-Q for the quarter ended March 31, 2025, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content-based online advertising and other online sources; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7) risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing dollars, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data; (16) any impacts of economic developments, including inflation and potential tariffs; and (17) the future trading prices of our Class A common stock.

About EverQuote

EverQuote operates a leading online marketplace for insurance shopping, connecting consumers with insurance provider customers, which includes both carriers and agents. Our vision is to be the leading growth partner for property and casualty, or P&C, insurance providers. Our results-driven marketplace, powered by our proprietary data and technology platform, is improving the way insurance providers attract and connect with consumers shopping for insurance.

For more information, visit https://investors.everquote.com and follow on LinkedIn.

Investor Relations Contact

Brinlea Johnson

The Blueshirt Group

(415) 269-2645

EVERQUOTE, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2025	2024
	(in thousands except per share)
Revenue	$166,632	$91,065
Cost and operating expenses(1):
Cost of revenue	5,380	5,041
Sales and marketing	129,430	70,784
Research and development	7,485	6,844
General and administrative	8,440	6,630
Legal settlement	7,900	—
Total cost and operating expenses	158,635	89,299
Income from operations	7,997	1,766
Other income (expense):
Interest income	708	386
Other income (expense), net	(31)	41
Total other income, net	677	427
Income before income taxes	8,674	2,193
Income tax expense	(684)	(286)
Net income	$7,990	$1,907
Net income per share:
Basic	$0.22	$0.06
Diluted	$0.21	$0.05
Weighted average common shares outstanding, basic and diluted:
Basic	35,879	34,387
Diluted	37,667	35,608

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended March 31,
	2025	2024
	(in thousands)
Cost of revenue	$9	$36
Sales and marketing	1,565	1,594
Research and development	1,370	1,312
General and administrative	2,476	1,576
	$5,420	$4,518

EVERQUOTE, INC.

BALANCE SHEET DATA

	March 31,	December 31,
	2025	2024
	(in thousands)
Cash and cash equivalents	$124,968	$102,116
Working capital	113,927	99,131
Total assets	232,145	210,530
Total liabilities	82,645	75,162
Total stockholders' equity	149,500	135,368

EVERQUOTE, INC.

STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2025	2024
	(in thousands)
Cash flows from operating activities:
Net income	$7,990	$1,907
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	1,221	1,263
Stock-based compensation expense	5,420	4,518
Provision for bad debt	—	18
Unrealized foreign currency transaction (gains) losses	35	(4)
Changes in operating assets and liabilities:
Accounts receivable	(457)	(17,123)
Prepaid expenses and other current assets	496	972
Commissions receivable, current and non-current	1,014	1,323
Operating lease right-of-use assets	267	497
Accounts payable	(2,765)	15,868
Accrued expenses and other current liabilities	10,018	1,870
Deferred revenue	335	(2)
Operating lease liabilities	(268)	(667)
Net cash provided by operating activities	23,306	10,440
Cash flows from investing activities:
Acquisition of property and equipment, including costs capitalized for development of internal-use software	(1,133)	(770)
Net cash used in investing activities	(1,133)	(770)
Cash flows from financing activities:
Proceeds from exercise of stock options	1,962	1,428
Tax withholding payments related to net share settlement	(1,293)	(429)
Net cash provided by financing activities	669	999
Effect of exchange rate changes on cash, cash equivalents and restricted cash	10	(5)
Net increase in cash, cash equivalents and restricted cash	22,852	10,664
Cash, cash equivalents and restricted cash at beginning of period	102,116	37,956
Cash, cash equivalents and restricted cash at end of period	$124,968	$48,620

EVERQUOTE, INC.

FINANCIAL AND OPERATING METRICS

Revenue by vertical:

	Three Months Ended March 31,		Change
	2025	2024	%
	(in thousands)
Automotive	$152,715	$77,538	97.0%
Home and renters	13,904	12,689	9.6%
Other	13	838	-98.4%
Total revenue	$166,632	$91,065	83.0%

Other financial and non-financial metrics:

	Three Months Ended March 31,		Change
	2025	2024	%
	(in thousands)
Income from operations	$7,997	$1,766	352.8%
Net income	$7,990	$1,907	319.0%
Variable marketing dollars	$46,860	$30,818	52.1%
Adjusted EBITDA(1)	$22,507	$7,588	196.6%

(1)
Adjusted EBITDA is a non-GAAP measure. Please see “EverQuote, Inc. Reconciliation of Non-GAAP Measures to GAAP” below for more information.

To supplement the Company’s financial statements presented in accordance with GAAP and to provide investors with additional information regarding EverQuote’s financial results, the Company has presented Adjusted EBITDA as a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

The Company defines Adjusted EBITDA as net income (loss), excluding the impact of stock-based compensation expense; depreciation and amortization expense; legal settlement expense; interest income; and income taxes. The most directly comparable GAAP measure is net income (loss). The Company monitors and presents Adjusted EBITDA because it is a key measure used by management and the board of directors to understand and evaluate operating performance, to establish budgets and to develop operational goals for managing EverQuote’s business. In particular, the Company believes that excluding the impact of these items in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of EverQuote’s core operating performance.

The Company uses Adjusted EBITDA to evaluate EverQuote’s operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure helps identify underlying trends in EverQuote’s business that could otherwise be masked by the effect of the items that the Company excludes in the calculations of Adjusted EBITDA. Accordingly, the Company believes that this financial measure provides useful information to investors and others in understanding and evaluating EverQuote’s operating results, enhancing the overall understanding of the Company’s past performance and future prospects.

The Company’s non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. In addition, other companies may use other measures to evaluate their performance, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison.

The following table reconciles Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

EVERQUOTE, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

	Three Months Ended March 31,
	2025	2024
	(in thousands)
Net income	$7,990	$1,907
Stock-based compensation	5,420	4,518
Depreciation and amortization	1,221	1,263
Legal settlement	7,900	—
Interest income	(708)	(386)
Income tax expense	684	286
Adjusted EBITDA	$22,507	$7,588